Exhibit 99.1
Emerson Reports Second Quarter 2026 Results; Updates 2026 Outlook
ST. LOUIS, May 5, 2026 /PRNewswire/ -- Emerson (NYSE: EMR) today reported results for its second quarter ended March 31, 2026 and updated its full year outlook for fiscal 2026. Emerson also declared a quarterly cash dividend of $0.555 per share of common stock payable June 10, 2026 to stockholders of record on May 15, 2026.

(dollars in millions, except per share)	2025 Q2	2026 Q2	Change
Underlying Orders[1]			5%
Net Sales	$4,432	$4,562	3%
Underlying Sales[2]			0.5%
Pretax Earnings	$629	$793
Margin	14.2%	17.4%	320 bps
Adjusted Segment EBITA[3]	$1,240	$1,258
Margin	28.0%	27.6%	(40) bps
GAAP Earnings Per Share	$0.86	$1.10	28%
Adjusted Earnings Per Share[4]	$1.48	$1.54	4%
Operating Cash Flow	$825	$779	(6)%
Free Cash Flow	$738	$694	(6)%
Management Commentary
“Emerson's second quarter results reflect our ability to deliver in a dynamic environment," said Emerson President and Chief Executive Officer Lal Karsanbhai. "While sales were impacted by the conflict in the Middle East, margins exceeded expectations, and we achieved strong adjusted earnings per share. Underlying orders were up 5% as we continue to see resilient demand, led by Software & Systems, with sustained momentum in our growth verticals."

Karsanbhai continued, "I want to thank our employees and customers in the Middle East for their unwavering commitment and resiliency. As we look ahead, 2026 continues to develop largely as expected with a strong second half, supported by orders momentum and a robust backlog."
2026 Outlook
The following tables summarize the fiscal year 2026 guidance framework. As we pivot capital allocation to returning cash to shareholders, the 2026 outlook assumes returning ~$2.2B through ~$1B share repurchases and ~$1.2B of dividends.

Guidance figures are approximate.	2026 Q3	2026
Net Sales Growth	~5.5%	~4.5%
Underlying Sales Growth	~5%	~3%
Earnings Per Share	$1.22 - $1.27	$4.79 - $4.89
Amortization of intangibles	~$0.34	~$1.38
Restructuring and related costs	~$0.06	~$0.18
Acquisition/divestiture fees and related costs	~$0.02	~$0.06
Discrete taxes	~$0.01	~$0.04
Adjusted Earnings Per Share	$1.65 - $1.70	$6.45 - $6.55
Operating Cash Flow		$4.0B - $4.1B
Free Cash Flow		$3.5B - $3.6B
1 Underlying orders do not include AspenTech.
2 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
3 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.
4 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.

Conference Call
Today, beginning at 3:30 p.m. Central Time / 4:30 p.m. Eastern Time, Emerson management will discuss the second quarter results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global automation leader delivering solutions for the most demanding technology challenges. Headquartered in St. Louis, Missouri, Emerson is engineering the autonomous future, enabling customers to optimize operations and accelerate innovation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine, Middle East and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Doug Ashby	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended March 31,		Six Months Ended March 31,

	2025	2026	2025	2026

Net sales	$4,432	$4,562	$8,608	$8,908
Cost of sales	2,061	2,140	4,002	4,174
SG&A expenses	1,283	1,316	2,506	2,559
Other deductions, net	418	229	646	434
Interest expense, net	41	84	50	173
Earnings before income taxes	629	793	1,404	1,568
Income taxes	199	175	382	344
Net earnings	430	618	1,022	1,224
Less: Noncontrolling interests in subsidiaries	(55)	—	(48)	1
Net earnings common stockholders	$485	$618	$1,070	$1,223

Diluted avg. shares outstanding	565.4	563.0	568.2	563.5

Diluted earnings per share common stockholders
Diluted earnings per common share	$0.86	$1.10	$1.88	$2.17

	Quarter Ended March 31,		Six Months Ended March 31,

	2025	2026	2025	2026
Other deductions, net
Amortization of intangibles	$229	$205	$457	$409
Restructuring costs	21	45	32	53
Other	168	(21)	157	(28)
Total	$418	$229	$646	$434

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2025	March 31, 2026
Assets
Cash and equivalents	$1,544	$1,791
Receivables, net	3,101	3,158
Inventories	2,213	2,452
Other current assets	1,725	1,850
Total current assets	8,583	9,251
Property, plant & equipment, net	2,871	2,850
Goodwill	18,193	18,153
Other intangible assets	9,458	8,954
Other	2,859	2,880
Total assets	$41,964	$42,088

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$4,797	$5,804
Accounts payable	1,384	1,468
Accrued expenses	3,616	3,382
Total current liabilities	9,797	10,654
Long-term debt	8,319	7,555
Other liabilities	3,550	3,560
Equity
Common stockholders' equity	20,282	20,303
Noncontrolling interests in subsidiaries	16	16
Total equity	20,298	20,319
Total liabilities and equity	$41,964	$42,088

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Six Months Ended March 31,
	2025	2026
Operating activities
Net earnings	$1,022	$1,224
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	767	728
Stock compensation	127	113
Changes in operating working capital	(203)	(613)
Other, net	(110)	26
Cash from continuing operations	1,603	1,478
Cash from discontinued operations	(585)	—
Cash provided by operating activities	1,018	1,478

Investing activities
Capital expenditures	(170)	(182)
Purchases of businesses, net of cash and equivalents acquired	(36)	—
Other, net	(58)	(24)
Cash used in investing activities	(264)	(206)

Financing activities
Net increase in short-term borrowings	2,628	2,027
Proceeds from short-term borrowings greater than three months	2,496	4,447
Payments of short-term borrowings greater than three months	—	(5,611)
Proceeds from long-term debt	1,544	—
Payments of long-term debt	(2)	(587)
Dividends paid	(598)	(624)
Purchases of common stock	(1,122)	(542)
Purchase of noncontrolling interest	(7,171)	—
Settlement of AspenTech share awards	(76)	—
Other, net	(81)	(123)
Cash used in financing activities	(2,382)	(1,013)

Effect of exchange rate changes on cash and equivalents	(73)	(12)
Increase (decrease) in cash and equivalents	(1,701)	247
Beginning cash and equivalents	3,588	1,544
Ending cash and equivalents	$1,887	$1,791

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended March 31,
	2025	2026	Reported	Underlying
Sales
Control Systems & Software	$1,093	$1,089	—%	(2)%
Test & Measurement	358	414	16%	12%
Software & Systems	$1,451	$1,503	4%	1%

Sensors	1,000	1,024	2%	—%
Final Control	1,459	1,488	2%	(1)%
Intelligent Devices	$2,459	$2,512	2%	(1)%

Safety & Productivity	$522	$547	5%	2%

Total	$4,432	$4,562	3%	0.5%

Sales Growth by Geography
Quarter Ended March 31,
Americas	5%
Europe	(4)%
Asia, Middle East & Africa	(5)%

Table 4 cont.

	Six Months Ended March 31,
	2025	2026	Reported	Underlying

Sales
Control Systems & Software	$2,116	$2,133	1%	(1)%
Test & Measurement	717	823	15%	12%
Software & Systems	$2,833	$2,956	4%	2%

Sensors	1,972	2,020	2%	—%
Final Control	2,793	2,882	3%	—%
Intelligent Devices	$4,765	$4,902	3%	—%

Safety & Productivity	$1,010	$1,050	4%	2%

Total	$8,608	$8,908	3%	1%

Sales Growth by Geography
Six Months Ended March 31,
Americas	4%
Europe	(1)%
Asia, Middle East & Africa	(3)%

Table 4 cont.

	Quarter Ended March 31,		Quarter Ended March 31,
	2025		2026
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Control Systems & Software	$238	$375	$224	$329
Margins	21.7%	34.2%	20.6%	30.2%
Test & Measurement	(24)	87	(5)	109
Margins	(6.8)%	24.3%	(1.2)%	26.3%
Software & Systems	$214	$462	$219	$438
Margins	14.6%	31.7%	14.6%	29.2%

Sensors	266	279	276	296
Margins	26.6%	27.9%	27.0%	28.9%
Final Control	355	386	353	405
Margins	24.4%	26.5%	23.7%	27.2%
Intelligent Devices	$621	$665	$629	$701
Margins	25.3%	27.1%	25.0%	27.9%

Safety & Productivity	$105	$113	$109	$119
Margins	20.2%	21.8%	19.8%	21.7%

Corporate items and interest expense, net:
Stock compensation	(59)	(50)	(57)	(53)
Unallocated pension and postretirement costs	27	27	28	28
Corporate and other	(238)	(74)	(51)	(39)
Interest expense, net	(41)	—	(84)	—
Pretax Earnings / Adjusted EBITA	$629	$1,143	$793	$1,194
Margins	14.2%	25.8%	17.4%	26.2%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,240		$1,258
Margins		28.0%		27.6%

Table 4 cont.

	Quarter Ended March 31,		Quarter Ended March 31,
	2025		2026
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Control Systems & Software	$128	$9	$101	$4
Test & Measurement	105	6	107	7
Software & Systems	$233	$15	$208	$11

Sensors	11	2	12	8
Final Control	28	3	27	25
Intelligent Devices	$39	$5	$39	$33

Safety & Productivity	$6	$2	$7	$3

Corporate	—	5	—	6
Total	$278	$27	$254	$53

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended March 31, 2025 and 2026, respectively.
[2] Restructuring and related costs includes $6 and $8 reported in cost of sales and selling, general and administrative expenses for the three months ended March 31, 2025 and 2026, respectively.

	Quarter Ended March 31,
Depreciation and Amortization	2025	2026
Control Systems & Software	$148	$125
Test & Measurement	119	120
Software & Systems	267	245

Sensors	32	34
Final Control	56	58
Intelligent Devices	88	92

Safety & Productivity	18	19

Corporate	11	13
Total	$384	$369

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended March 31,
	2025		2026
Stock compensation (GAAP)	$(59)		$(57)
Integration-related stock compensation expense	9	[1]	4
Adjusted stock compensation (non-GAAP)	$(50)		$(53)

	Quarter Ended March 31,
	2025	2026
Corporate and other (GAAP)	$(238)	$(51)
Corporate restructuring and related costs	4	5
Acquisition / divestiture costs	160	7
Adjusted corporate and other (non-GAAP)	$(74)	$(39)

[1] Integration-related stock compensation expense for the three months ended March 31, 2025 relates to AspenTech and includes $1 reported as restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, discrete taxes, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended March 31,
	2025	2026
Pretax earnings	$629	$793
Percent of sales	14.2%	17.4%
Interest expense, net	41	84
Amortization of intangibles	278	254
Restructuring and related costs	27	53
Acquisition/divestiture fees and related costs	168	10
Adjusted EBITA	$1,143	$1,194
Percent of sales	25.8%	26.2%

	Quarter Ended March 31,
	2025	2026
GAAP earnings per share	$0.86	$1.10
Amortization of intangibles	0.32	0.35
Restructuring and related costs	0.04	0.07
Discrete taxes	0.09	0.01
Acquisition/divestiture fees and related costs	0.17	0.01
Adjusted earnings per share	$1.48	$1.54

Table 6 cont.

Quarter Ended March 31, 2026
	Pretax Earnings		Income Taxes	Net Earnings	Non-Controlling Interests	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$793		$175	$618	$—	$618	$1.10
Amortization of intangibles	254	[1]	59	195	—	195	0.35
Restructuring and related costs	53	[2]	11	42	—	42	0.07
Acquisition/divestiture fees and related costs	10		2	8	—	8	0.01
Discrete taxes	—		(6)	6	—	6	0.01
Adjusted (non-GAAP)	$1,110		$241	$869	$—	$869	$1.54
Interest expense, net	84
Adjusted EBITA (non-GAAP)	$1,194

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $8 reported in cost of sales and selling, general and administrative expenses.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 6 for additional non-GAAP reconciliations.

2026 Q2 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	—%	(2)%	—%	(2)%
Test & Measurement	16%	(4)%	—%	12%
Software & Systems	4%	(3)%	—%	1%
Sensors	2%	(2)%	—%	—%
Final Control	2%	(3)%	—%	(1)%
Intelligent Devices	2%	(3)%	—%	(1)%
Safety & Productivity	5%	(3)%	—%	2%
Emerson	3%	(2.5)%	—%	0.5%

Six Months Ended March 31, 2026 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	1%	(2)%	—%	(1)%
Test & Measurement	15%	(3)%	—%	12%
Software & Systems	4%	(2)%	—%	2%
Sensors	2%	(2)%	—%	—%
Final Control	3%	(3)%	—%	—%
Intelligent Devices	3%	(3)%	—%	—%
Safety & Productivity	4%	(2)%	—%	2%
Emerson	3%	(2)%	—%	1%

Underlying Growth Guidance	2026 Q3 Guidance	2026 Guidance
Reported (GAAP)	~5.5%	~4.5%
(Favorable) / Unfavorable FX	~(0.5 pts)	~(1.5 pts)
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	~5%	~3%

2025 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$238	21.7%	$128	$9	$375	34.2%
Test & Measurement	(24)	(6.8)%	105	6	87	24.3%
Software & Systems	$214	14.6%	$233	$15	$462	31.7%
Sensors	266	26.6%	11	2	279	27.9%
Final Control	355	24.4%	28	3	386	26.5%
Intelligent Devices	$621	25.3%	$39	$5	$665	27.1%
Safety & Productivity	$105	20.2%	$6	$2	$113	21.8%

2026 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$224	20.6%	$101	$4	$329	30.2%
Test & Measurement	(5)	(1.2)%	107	7	109	26.3%
Software & Systems	$219	14.6%	$208	$11	$438	29.2%
Sensors	276	27.0%	12	8	296	28.9%
Final Control	353	23.7%	27	25	405	27.2%
Intelligent Devices	$629	25.0%	$39	$33	$701	27.9%
Safety & Productivity	$109	19.8%	$7	$3	$119	21.7%

Total Adjusted Segment EBITA	2025 Q2	2026 Q2
Pretax earnings (GAAP)	$629	$793
Margin	14.2%	17.4%
Corporate items and interest expense, net	311	164
Amortization of intangibles	278	254
Restructuring and related costs	22	47
Adjusted segment EBITA (non-GAAP)	$1,240	$1,258
Margin	28.0%	27.6%

Free Cash Flow	2025 Q2	2026 Q2	2025E ($ in billions)
Operating cash flow (GAAP)	$825	$779	$4.0 - $4.1
Capital expenditures	(87)	(85)	~(0.45)
Free cash flow (non-GAAP)	$738	$694	$3.5 - $3.6

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2026E figures are approximate, except where range is given.